As filed with the Securities and Exchange Commission on May 6, 1999
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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 4, 1998


                          Polo Ralph Lauren Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      001-13057              13-2622036
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(State or other jurisdiction of       (Commission File         (IRS Employer
        incorporation)                    Number)           Identification No.)


 650 Madison Avenue, New York, New York                            10022
 --------------------------------------                            ------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 318-7000
                                                           --------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.  Other Events

         On May 4, 1999, the Registrant announced that its wholly owned subsidiary, PRL Acquisition Corp., had completed its acquisition of Club Monaco Inc., an Ontario corporation. A copy of the press release by which this announcement was made is attached as Exhibit 99.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired

                  Not applicable.

         (b)      Pro forma financial information

                  Not applicable.

         (c)      Exhibits

                  Exhibit
                  Number                         Description
                  ------                         -----------
                    99      Press release, dated May 4, 1999, of the Registrant.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        POLO RALPH LAUREN CORPORATION


                                        By: /s/ Victor Cohen
                                            ----------------
                                            Name:  Victor Cohen
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary

Dated: May 5, 1999

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                                  EXHIBIT INDEX

                                                                           Page
                                                                           ----
99   Press release, dated May 4, 1999, of Polo Ralph Lauren Corporation      5

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